Events After the Reporting Date	12 Months Ended
Dec. 31, 2023
Disclosure of non-adjusting events after reporting period [abstract]
Events After the Reporting Date

Note 32 Events after the Reporting Date

In February 2024, NOVONIX and Panasonic Energy, a leading manufacturer of EV batteries in North America, each announced the signing of a binding off-take agreement for high-performance synthetic graphite anode material to be supplied to Panasonic Energy’s North American operations from NOVONIX’s Riverside facility in Chattanooga, Tennessee. Under the off-take agreement, Panasonic Energy has agreed to purchase at least 10,000 tonnes of anode material for use in its North American plants over the term of 2025-2028, subject to NOVONIX achieving agreed upon milestones regarding final mass production qualification timelines prior to the fourth quarter of 2025. Panasonic Energy has the right to reduce the 10,000 tonnes volume (by up to 20%) if these milestones are not achieved by the required dates or to terminate the agreement if there is a substantial delay to achieving these milestones. During the term, if additional volumes are requested by Panasonic Energy, NOVONIX shall use its best efforts to deliver the increased volumes. The companies have agreed to a pricing structure that incorporates a mechanism for adjusting the price in response to significant changes in NOVONIX’s raw material costs.

There have been no other matters or circumstances that have arisen since the end of the twelve months ended December 31, 2023, which significantly affected or could affect the operations of the Company, the results of those operations or the state of affairs of the Company in future financial years.